UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2023
Date of Report (Date of earliest event reported)

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6940 Columbia Gateway Dr., Suite 470, Columbia, MD 21046
(Address of principal executive offices and zip code)
(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure

GSE Systems, Inc. (the “Company”) has issued a press release announcing Renewed 5-Year Contract with Additional Options Worth Up to Approximately $28.3M for Engineering Services. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made these forward-looking statements in reliance on the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “at that time,” “expects,” “intends,” “may,” “remain,” “seeking,” “will,” “would,” or the negative of these terms and other similar terminology. Such forward-looking statements are predictions and projections about future events based on the Company’s current expectations, objectives, and intentions and are premised on current assumptions. Actual outcomes could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: market conditions and their impact on the Company’s trading price on the Nasdaq Capital Market; our ability to manage performance and other risks related to customer contracts; delays in the U.S. government contract procurement process of the award of contracts or our ability to win contracts; changes in U.S. government procurement rules, regulations and practices; and other important factors discussed in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (its Annual Report) and its subsequent reports on Forms 10-Q and 8-K filed with the SEC. Any forward-looking statements made by the Company in this Current Report on Form 8-K are based only on currently available information and speak only as of the date of this report. Except as otherwise required by securities and other applicable laws, the Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1 The press release of GSE Systems, Inc., dated January 18, 2023, announcing Renewed 5-Year Contract with Additional Options Worth Up to Approximately $28.3M for Engineering Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
January 18, 2023